Exhibit 10

EXECUTION VERSION

PATTERSON COMPANIES, INC.

PATTERSON DENTAL HOLDINGS, INC.

PATTERSON DENTAL SUPPLY, INC.

PATTERSON VETERINARY SUPPLY, INC.

PATTERSON MANAGEMENT, LP

$150,000,000 3.79% Senior Notes, due March 30, 2028

NOTE PURCHASE AGREEMENT

Dated as of March 29, 2018

PPN: 70344# AA2

SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms
SCHEDULE 4.9	—	Changes in Corporate Structure
SCHEDULE 5.3	—	Disclosure Materials
SCHEDULE 5.4	—	Subsidiaries; Affiliates
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.8	—	Litigation
SCHEDULE 5.11	—	Licenses, Permits, etc.
SCHEDULE 5.14	—	Use of Proceeds
SCHEDULE 5.15	—	Existing Debt
SCHEDULE 10.4	—	Existing Liens
SCHEDULE 10.5	—	Subsidiary Debt
EXHIBIT 1.1	—	Form of Note
EXHIBIT 1.3	—	Form of Subsidiary Guaranty
EXHIBIT 4.4(a)	—	Form of Opinions of Counsel for the Obligors and Subsidiary Guarantor
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

v

PATTERSON COMPANIES, INC.

PATTERSON DENTAL HOLDINGS, INC.

PATTERSON DENTAL SUPPLY, INC.

PATTERSON VETERINARY SUPPLY, INC.

PATTERSON MANAGEMENT, LP

1031 Mendota Heights Road

St. Paul, MN 55120

(651) 686-1600

Fax: (651) 686-9331

$150,000,000 3.79% Senior Notes, due March 30, 2028

Dated as of March 29, 2018

TO EACH OF THE PURCHASERS LISTED IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), PATTERSON VETERINARY SUPPLY, INC., a Minnesota corporation (“Patterson Veterinary”), and PATTERSON MANAGEMENT, LP, a Minnesota limited partnership (“Patterson Management”), jointly and severally agree with you as follows:

1. AUTHORIZATION OF NOTES.

1.1. The Notes.

The Obligors have authorized the issue and sale of $150,000,000 aggregate principal amount of their 3.79% Senior Notes, due March 30, 2028 (the “Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1.1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2. Additional Interest.

If the Debt to Adjusted EBITDA Ratio at any time exceeds 3.50 to 1.00, as evidenced by an Officer’s Certificate delivered pursuant to Section 7.2(a), the interest rate payable on the Notes shall be increased by 0.50% per annum (the “Incremental Interest”). Such Incremental Interest shall begin to accrue on the first day of the fiscal quarter following the fiscal quarter in respect of which such Officer’s Certificate was delivered, and shall continue to accrue until the Company has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the last day of the fiscal quarter in respect of which such Certificate is delivered, the Debt to Adjusted EBITDA Ratio is not more than 3.50 to 1.00. In the event such Officer’s Certificate is delivered, the Incremental Interest shall cease to accrue on the last day of the fiscal quarter in respect of which such Officer’s Certificate is delivered. The Incremental Interest will become due and payable to the holders of the Notes on the earlier of (a) the next interest payment date with respect to the Notes, or (b) the date the Notes shall have become due and payable as a result of their maturity or acceleration.

1.3. Subsidiary Guaranty.

The payment by the Obligors of all amounts due on or in respect of the Notes and the performance by the Obligors of their obligations under this Agreement will be guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty in substantially the form of the attached Exhibit 1.3, as it may be amended or supplemented from time to time (the “Subsidiary Guaranty”).

2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Obligors, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3. CLOSING.

The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60654-5313, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on March 29, 2018. At the Closing the Obligors will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company (for the benefit of the Obligors) to account number 1 731 0172 5153 at US Bank National Association, Minneapolis Office, 800 Nicollet Mall, Minneapolis, MN 55402, ABA No. 091000022. If at the Closing any Obligor fails to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1. Representations and Warranties.

The representations and warranties of the Obligors in this Agreement shall be correct when made and at the time of the Closing.

4.2. Performance; No Default.

The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither any Obligor nor any other Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

4.3. Compliance Certificates.

(a) Officer’s Certificate. Each Obligor shall have delivered to you an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. Each Obligor and each Subsidiary Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, the Agreement and the Subsidiary Guaranty, as applicable.

4.4. Opinions of Counsel.

You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) (i) from Briggs and Morgan, P.A., counsel to the Obligors, (ii) from Les Korsh, Esq., counsel to the Obligors and (iii) from Hogan Lovells US LLP, counsel to the Subsidiary Guarantor, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Obligors instruct their counsel to deliver such opinion to you) and (b) from Foley & Lardner LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5. Purchase Permitted By Applicable Law, etc.

On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions

(such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6. Sale of Other Notes.

Contemporaneously with the Closing the Obligors shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7. Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

4.8. Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.9. Changes in Corporate Structure.

Except as specified in Schedule 4.9, no Obligor shall have changed its jurisdiction of organization or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10. Funding Instructions.

At least three Business Days prior to the date of the Closing, you shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

4.11. Proceedings and Documents.

All corporate or partnership and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.12. Subsidiary Guaranty.

Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty in favor of you and the Other Purchasers and you shall have received a copy of the executed Subsidiary Guaranty.

5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

Each Obligor represents and warrants to you that:

5.1. Organization; Power and Authority.

Each Obligor is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate or partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2. Authorization, etc.

This Agreement and the Notes have been duly authorized by all necessary corporate or partnership action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

The Subsidiary Guaranty has been duly authorized by all necessary corporate, partnership, or limited liability company action (as the case may be) on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

The Obligors, through their agent, J.P. Morgan Securities LLC, have delivered to you and each Other Purchaser a copy of a confidential Private Placement Memorandum, dated January 2018, including the Company’s Annual Reports on Form 10-K for the fiscal years ended April 29, 2017 and April 30, 2016 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 28, 2017 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since April 29, 2017, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Obligors specifically for use in connection with the transactions contemplated hereby.

5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate or limited partnership law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5. Financial Statements.

The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6. Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by each Obligor of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any other Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which any Obligor or any other Subsidiary is bound or by which any Obligor or any other Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any other Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any other Subsidiary.

The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under, any agreement, or corporate charter or by-laws, to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.

5.7. Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Notes, or the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any other Subsidiary or any property of any Obligor or any other Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither any Obligor nor any other Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. Taxes.

The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended April 27, 2013.

5.10. Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, etc.

Except as disclosed in Schedule 5.11,

(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b) to the best knowledge of each Obligor, there is no Material violation by any product of any Obligor or any other Subsidiary with respect to any patent, copyright, service mark, trademark, trade name, or other right owned by any other Person; and

(c) to the best knowledge of each Obligor, there is no Material violation by any Person of any right of any Obligor or any other Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the any Obligor or any other Subsidiary.

5.12. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or Federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13. Private Offering by the Company.

Neither any Obligor nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and the Other Purchasers and not more than 36 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither any Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14. Use of Proceeds; Margin Regulations.

The Obligors will apply the proceeds of the sale of the Notes to refinance Debt of the Company as set forth in Schedule 5.14 and for general corporate purposes, including repurchases of the Company’s Capital Stock and business or asset acquisitions. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) so as to involve any Obligor or any holder of Notes in a violation of such Regulation (or so as to require any holder of Notes to make any filing under such Regulation), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Obligors do not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15. Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of March 1, 2018 since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither any Obligor nor any other Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or any other Subsidiary and no event or condition exists with respect to any Debt of any Obligor or any other Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither any Obligor nor any other Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

5.16. Foreign Assets Control Regulations, etc.

(a) Neither any Obligor nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) Neither any Obligor nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to any Obligor’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by any Obligor or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) Each Obligor has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Obligors and each Controlled Entity are and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

5.17. Status under Certain Statutes.

Neither any Obligor nor any other Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18. Environmental Matters.

Neither any Obligor nor any other Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Obligor or any other Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

(a) neither any Obligor nor any other Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

(b) neither any Obligor nor any other Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(c) all buildings on all real properties now owned, leased or operated by any Obligor or any other Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19. Solvency of Obligors.

After giving effect to the transactions contemplated herein, (i) the present value of the assets of each Obligor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) each Obligor has received reasonably equivalent value for issuing and selling the Notes, (iii) the property remaining in the hands of each Obligor is not an unreasonably small capital, and (iv) each Obligor is able to pay its debts as they mature.

6. REPRESENTATIONS OF THE PURCHASERS.

6.1. Purchase for Investment.

You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes. You represent that you are an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) acting for your own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). You further represent that you have had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Notes.

6.2. Source of Funds.

You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of PTE 91-38 and, except as you have disclosed to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7. INFORMATION AS TO COMPANY.

7.1. Financial and Business Information

The Company will deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

(ii) consolidated statements of income of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

(iii) consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and reported on by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by any Obligor or any other Subsidiary to public securities holders generally, and (ii) each regular or periodic report, registration statement other than registration statements on Form S-8 (without exhibits except as expressly requested by such holder), or other material filed by any Obligor or any other Subsidiary with the Securities and Exchange Commission;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any other Domestic Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any other Subsidiary (including actual copies of the Company’s Forms 10-Q and Forms 10-K) or relating to the ability of any Obligor to perform its obligations hereunder and under the Notes or the ability of a Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty as from time to time may be reasonably requested by any such holder of Notes.

7.2. Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a) Covenant Compliance — the information (including detailed calculations and a reconciliation to the financial statements from which derived if the accounting methods applicable to such financial statements differ from the methods of determining compliance with Section 10.1 through Section 10.5 and Section 10.7) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.9, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of any Obligor or any other Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3. Electronic Delivery.

Financial statements and officers’ certificates required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if (i) delivered by e-mail, or (ii) the Company shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or (b) as the case may be, with the Securities and Exchange Commission on “EDGAR” and shall have made such Form and the related certificate satisfying the requirements of Section 7.2 available on its home page on the worldwide web (at the date of this Agreement located at http://www.pattersoncompanies.com), or (iii) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access, or (iv) the Company shall have filed any of the items referred to in Section 7.1 with the Securities and Exchange Commission on “EDGAR” and shall have made the related certificate required by Section 7.2 available on its home page on the worldwide web or posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; provided however, that in the case of any of clause (i), (ii), (iii) or (iv) the Company shall concurrently with such filing or posting give notice to each holder of Notes of such posting or filing and provided further, that upon request of any holder, the Company will thereafter deliver written copies of such forms, financial statements and certificates to such holder.

7.4. Inspection.

The Company will permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at reasonable times as reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be reasonably requested.

8. PREPAYMENT OF THE NOTES.

8.1. No Scheduled Prepayments.

No regularly scheduled prepayments are due on the Notes prior to their stated maturity.

8.2. Optional Prepayments.

(a) Optional Prepayments with Make-Whole Amount. The Obligors may, by giving written notice not less than 30 days and not more than 60 days before the prepayment date designated in such notice (the “Optional Prepayment Notice”) to each holder of the Notes, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. In addition to specifying the prepayment date, the Optional Prepayment Notice shall specify the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. Along with the Optional Prepayment Notice, the Obligors shall deliver a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) Optional Prepayments without Make-Whole Amount. Notwithstanding Section 8.2(a) above, the Obligors may, at their option, upon notice as provided in this Section 8.2(b), prepay the Notes at any time during the three month period immediately preceding the maturity date of the Notes at 100% of the principal amount of all Notes then outstanding, provided that no Default or Event of Default shall have occurred or be continuing at such time. The Obligors will give each holder of Notes written notice of an optional prepayment under this Section 8.2(b) not less than ten days and not more than 60 days prior to the date fixed for such prepayment (unless the Obligors and the Required Holders agree to another time period pursuant to Section 17.1). Such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

(c) Offer to Prepay at Par Upon Certain Sales of Assets.

(i) Notice and Offer. In the event of any Debt Prepayment Application under Section 10.7 of this Agreement, the Obligors will, within 10 days of the occurrence of the Transfer (a “Debt Prepayment Transfer”) in respect of which an offer to prepay the Notes (the “Prepayment Offer”) is being made to comply with the requirements for a Debt Prepayment Application (as set forth in the definition thereof), give notice of such Debt Prepayment Transfer to each holder of Notes (a “Debt Prepayment Notice”). A Debt Prepayment Notice shall contain, and shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than 30 days and not more than 60 days after the date of such notice.

(ii) Acceptance and Payment. To accept such Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than 10 days prior to the Transfer Prepayment Date. Failure to accept such offer in writing not later than 10 days prior to the Transfer Prepayment Date shall be deemed to be rejection of the Prepayment Offer. If so accepted by any holder of a Note, such Prepayment Offer equal to not less than such holder’s Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer, together with any additional amount offered to and accepted by such holder pursuant to the following sentence shall be due and payable on the Transfer Prepayment Date. If any holder of Notes fails to accept such Prepayment Offer, such holder’s Ratable Portion of the Net Proceeds Amount shall be offered pro rata to each holder of Notes that has accepted such Prepayment Offer. A Prepayment Offer pursuant to this Section 8.2(c) shall be made at 100% of the principal amount being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date.

(iii) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.2(c) shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying:

(A) the Transfer Prepayment Date and the Net Proceeds Amount in respect of the applicable Debt Prepayment Transfer;

(B) that such offer is being made pursuant to Section 8.2(c) and Section 10.7 of this Agreement;

(C) the principal amount of each Note offered to be prepaid;

(D) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment; and

(E) in reasonable detail, the nature of the Transfer giving rise to such Debt Prepayment Transfer.

(d) Notice Concerning Status of Holders of Notes. Within 30 days after each prepayment date under Section 8.2(a) or 8.2(b) or Transfer Prepayment Date under Section 8.2(c) and the making of all prepayments contemplated thereunder, the Company will deliver to each holder of Notes a certificate signed by a Senior Financial Officer containing a list of the then-current holders of Notes and their addresses and the outstanding principal amount of Notes held by each holder at such time.

8.3. Mandatory Offer to Prepay Upon Change of Control.

(a) Notice of Change of Control or Control Event — The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.3. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3 (a “Change of Control Prepayment Certificate”).

(b) Condition to Company Action — The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by a Change of Control Prepayment Certificate, and (ii) subject to the provisions of paragraphs (d) and (f) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

(c) Offer to Prepay Notes — The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”), which shall be not less than 30 days and not more than 60 days after the date of such offer.

(d) Acceptance; Rejection — A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company on or before the date specified in the Change of Control Prepayment Certificate. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute rejection of such offer by such holder.

(e) Prepayment — Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the outstanding principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount or prepayment premium. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.3.

(f) Deferral Pending Change of Control — The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. If such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred if and until the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change of Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.3.

(g) Officer’s Certificate — Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a Change of Control Prepayment Certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, (vi) in reasonable detail, the nature and date or proposed date of the Change of Control and (vii) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which date shall not be earlier than three Business Days prior to the Proposed Prepayment Date or, in the case of a prepayment pursuant to Section 8.3(b), the date of the action referred to in Section 8.3(b)(i).

8.4. Allocation of Partial Prepayments.

In the case of each partial prepayment of Notes pursuant to Section 8.2(a), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5. Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6. Purchase of Notes.

The Obligors will not and will not permit any Controlled Entity to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Obligors or a Controlled Entity pro rata to the holders of any Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information reasonably determined by the Obligors to enable the holder to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the then-outstanding Notes accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of such Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by any Obligor or any Controlled Entity pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7. Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2(a) or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

9.1. Compliance with Law.

The Obligors will, and will cause each other Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2. Insurance.

The Obligors will, and will cause each other Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. Maintenance of Properties.

The Obligors will, and will cause each other Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any other Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4. Payment of Taxes and Claims.

The Obligors will, and will cause each other Subsidiary to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Obligor or any other Subsidiary, provided that neither any Obligor nor any other Subsidiary need pay any such tax or assessment or claims if

(i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and an Obligor or another Material Domestic Subsidiary has established adequate reserves therefor in accordance with GAAP on its books or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. Corporate Existence, etc.

Subject to Sections 10.6 and 10.7, each Obligor will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.6 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6. Ranking of Notes.

The Notes and the Obligors’ obligations under this Agreement will rank at least pari passu with all of the Obligors’ outstanding unsecured Senior Debt.

9.7. Subsidiary Guaranty.

(a) Subsidiary Guarantors. The Obligors will not permit any other Domestic Subsidiary to become a borrower under, or to directly or indirectly guarantee any obligations of any Obligor under, any Loan Agreement unless the Obligors cause such Domestic Subsidiary to concurrently execute and deliver a Joinder to Subsidiary Guaranty to each holder of Notes and:

(i) copies of such directors’ or other authorizing resolutions, charter, bylaws and other constitutive documents of such Domestic Subsidiary as the Required Holders may reasonably request; and

(ii) an opinion of counsel covering the authorization, execution, delivery, compliance with law, no conflict with other documents, no consents and enforceability of the Subsidiary Guaranty against such Domestic Subsidiary.

(b) Additional Subsidiary Guarantors. If at any time the Consolidated Adjusted Net Income for the four consecutive fiscal quarters most recently ended of all of the Company’s Domestic Subsidiaries that are not Obligors or Subsidiary Guarantors exceeds 20% of the Company’s Consolidated Adjusted Net Income for such period, the Company will, within 30 days after its senior management becomes aware of such event (or should have become aware), cause additional Domestic Subsidiaries to execute and deliver a Joinder to the Subsidiary Guaranty so that, after giving effect thereto, the threshold level above is not exceeded and shall deliver to each holder of Notes the documents listed in Section 9.7(a)(i) and (ii).

9.8. Books and Records .

The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

10. NEGATIVE COVENANTS.

The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

10.1. Debt to Adjusted EBITDA Ratio.

The Company will not permit the Debt to Adjusted EBITDA Ratio, as of the end of any fiscal quarter, to be greater than 3.50 to 1.00; provided that, upon notice by the Obligors to the holders of Notes, as of the last day of the fiscal quarter in which a Qualified Acquisition is consummated and the last day of each of the four consecutive fiscal quarters ending immediately after such initial fiscal quarter in which such Qualified Acquisition was consummated, such ratio may be greater than 3.50 to 1.00, but in no event greater than 4.00 to 1.00 (any such period, a “Temporary Increase Period”); provided further, that no Temporary Increase Period shall be available during the two (2) consecutive fiscal quarters occurring immediately after any Temporary Increase Period shall have concluded. If the Debt to Adjusted EBITDA Ratio exceeds 3.50 to 1.00 as permitted pursuant to the first proviso in the foregoing sentence, the Company shall pay the additional interest provided for in Section 1.2.

10.2. Interest Coverage.

The Company will not permit the ratio of Consolidated Adjusted EBITDA to Consolidated Interest Expense (in each case for the Company’s then most recently completed four fiscal quarters) to be less than 2.50 to 1.00 at any time.

10.3. Priority Debt.

The Company will not permit Priority Debt to exceed 15% of Consolidated Total Assets (as of the end of the Company’s then most recently completed fiscal quarter) at any time.

10.4. Liens.

The Company will not, and will not permit any Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

(a) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;

(b) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, lessors’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

(d) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use of the property or assets subject thereto by the Company or such Subsidiary in their business or which relate only to assets that in the aggregate are not Material;

(e) Liens securing Debt existing on property or assets of the Company or any Subsidiary as of the date of this Agreement that are described in Schedule 10.4;

(f) Liens (i) existing on property at the time of its acquisition by the Company or a Subsidiary and not created in contemplation thereof, whether or not the Debt secured by such Lien is assumed by the Company or a Subsidiary; or (ii) on property (including (Capital Leases) created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction or improvements thereof to secure or provide for all or a portion of the acquisition price or cost of construction or improvements of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Company or a Subsidiary and not created in contemplation thereof; provided that such Liens do not extend to additional property of the Company or any Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and that the aggregate principal amount of Debt secured by each such Lien does not exceed the lesser of cost of acquisition or construction or the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company) of the property subject thereto;

(g) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (e) and (f), provided that (i) there is no increase in the principal amount or decrease in maturity of the Debt secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist;

(h) Liens securing Debt of a Subsidiary owed to the Company or to a Wholly Owned Subsidiary;

(i) Liens arising in connection with a Contract Purchase Facility or a Permitted Receivables Securitization Transaction on the assets transferred in connection therewith, including proceeds and cash;

(j) Liens on the properties or assets of any Foreign Subsidiary, whether now or hereafter acquired, securing Debt that is non-recourse to the Company or any Domestic Subsidiary; provided that the aggregate principal amount of Debt secured by all such Liens does not exceed $5,000,000 at any time;

(k) Liens securing Debt not otherwise permitted by paragraphs (a) through (j) above, provided that Priority Debt does not exceed 15% of Consolidated Total Assets (as of the end of the Company’s then most recently completed fiscal quarter) at any time; provided, further, that notwithstanding the foregoing, the Company will not, and will not permit any of its Subsidiaries to, secure any Debt outstanding under or pursuant to the Credit Agreement pursuant to this Section 10.4(k) unless and until the Notes (and any guaranty delivered in connection therewith) shall be concurrently secured equally and ratably with such Debt pursuant to documentation reasonably acceptable to the Required Holders in substance and in form.

10.5. Subsidiary Debt.

The Company will not at any time permit any Subsidiary (other than an Obligor), directly or indirectly, to create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable for, any Debt other than:

(a) Debt outstanding on the date hereof that is described on Schedule 10.5, and any replacement, renewal, refinancing or extension of any such Debt that (i) does not exceed the aggregate principal amount (plus accrued interest and any applicable premium and associated fees and expenses) of the Debt being replaced, renewed, refinanced or extended, (ii) does not have a Weighted Average Life to Maturity at the time of such replacement, renewal, refinancing or extension that is less than the Weighted Average Life to Maturity of the Debt being replaced, renewed, refinanced or extended and (iii) does not rank at the time of such replacement, renewal, refinancing or extension senior to the Debt being replaced, renewed, refinanced or extended;

(b) Debt owed to the Company or a Wholly Owned Subsidiary;

(c) Debt of any Subsidiary Guarantor;

(d) Debt of a Subsidiary outstanding at the time of its acquisition by the Company, provided that (i) such Debt was not incurred in contemplation of becoming a Subsidiary, and (ii) at the time of such acquisition and after giving effect thereto, no Default or Event of Default exists or would exist, and any replacement, renewal, refinancing or extension of any such Debt that (i) does not exceed the aggregate principal amount (plus accrued interest and any applicable premium and associated fees and expenses) of the Debt being replaced, renewed, refinanced or extended, (ii) does not have a Weighted Average Life to Maturity at the time of such replacement, renewal, refinancing or extension that is less than the Weighted Average Life to Maturity of the Debt being replaced, renewed, refinanced or extended and (iii) does not rank at the time of such replacement, renewal, refinancing or extension senior to the Debt being replaced, renewed, refinanced or extended;

(e) Debt incurred by any Foreign Subsidiary, whether now or hereafter acquired, that is non-recourse to the Company or any Domestic Subsidiary; provided that the aggregate principal amount of such Debt does not exceed $5,000,000 at any time;

(f) Debt not otherwise permitted by the preceding clauses (a) through (e), provided that immediately before and after giving effect thereto and to the application of the proceeds thereof,

(i) no Default or Event of Default exists, and

(ii) Priority Debt does not exceed 15% of Consolidated Total Assets (as of the end of the Company’s then most recently completed fiscal quarter) at any time.

10.6. Mergers, Consolidations, etc.

(a) The Company will not consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (A) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (B) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement or the Notes.

(b) The Company will not permit any Subsidiary that is an Obligor to consolidate with or merge with any other Subsidiary that is not an Obligor (a “Non-Obligor Subsidiary”) if such Non-Obligor Subsidiary is the successor or survivor, or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Non-Obligor Subsidiary, unless:

(i) such Non-Obligor Subsidiary (A) is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), (B) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (C) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

10.7. Sale of Assets.

Except as permitted by Section 10.6, the Company will not, and will not permit any Subsidiary to, make any Asset Disposition unless:

(a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;

(b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

(c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of the Company would not exceed 15% of Consolidated Total Assets as of the end of the then most recently completed fiscal year of the Company.

If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 90 days before or 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with paragraph (c) of this Section 10.7 as of any date, shall be deemed not to be an Asset Disposition.

10.8. Transactions with Affiliates.

The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.9. Economic Sanctions, Etc.

The Obligors will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Obligors default in the payment of any principal, Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Obligors default in the performance of or compliance with any term contained in Section 7.1(d), Sections 10.1 through 10.5, or Section 10.7; or

(d) the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note; or

(e) any representation or warranty made in writing by or on behalf of the Obligors or any Subsidiary Guarantor or by any officer of any Obligor or any Subsidiary Guarantor in this Agreement, in the Subsidiary Guaranty, or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) any Obligor or any other Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or libor-breakage (or similar breakage) amount or interest on any Debt that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets beyond any period of grace provided with respect thereto, or (ii) any Obligor or any other Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or, in the case of defaults other than Disclosure Defaults, one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (A) any Obligor or any other Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets or (B) other than Disclosure Defaults, one or more Persons have the right to require any Obligor or any other Subsidiary so to purchase or repay such Debt; or

(g) any Obligor or any other Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing, it being expressly understood and agreed that consulting with counsel and other professional advisers with respect to its rights and responsibilities under Federal or state bankruptcy or insolvency laws shall not, in and of itself, constitute the corporate action referred to above; or

(h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any other Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any other Subsidiary, or any such petition shall be filed against any Obligor or any other Subsidiary and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating more than the greater of $50,000,000 or 2% of Consolidated Total Assets are rendered against one or more of the Obligors and any other Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall be greater than the greater of $50,000,000 or 2% of Consolidated Total Assets, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(k) any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor, except as provided in Section 22, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

(a) If an Event of Default with respect to any Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, holders of at least 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Obligors, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (w) all accrued and unpaid interest thereon and (x) any applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Subsidiary Guaranty or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of at least 51% in principal amount of the then-outstanding Notes, by written notice to the Obligors, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and any Make-Whole Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and any Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note or the Subsidiary Guaranty upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof, and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Obligors shall execute and deliver within five Business Days, at the Obligors’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1.1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Obligors at their own expense shall execute and deliver within five Business Days, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES.

14.1. Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York City at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2. Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

14.3. FATCA Information.

By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Obligors, or to such other Person as may be reasonably requested by the Obligors, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Obligors necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Obligors to comply with their obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Obligors to comply with their obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Obligors are required to obtain such information under FATCA and, in such event, the Obligors shall treat any such information it receives as confidential.

15. EXPENSES, ETC.

15.1. Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Subsidiary Guaranty, or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Subsidiary Guaranty, or the Notes, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Subsidiary Guaranty, or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any other Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Subsidiary Guaranty, and by the Notes, and (c) the costs and expenses not in excess of $3,000 incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization succeeding to the authority thereof. The Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2. Certain Taxes.

The Obligors agree to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where any Obligor or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Obligors or Subsidiary Guarantors pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Obligors or Subsidiary Guarantors hereunder.

15.3. Survival.

The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Subsidiary Guaranty, or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1. Requirements.

This Agreement, the Notes and the Subsidiary Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors (and the Subsidiary Guarantors, in the case of the Subsidiary Guaranty) and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Subsidiary Guaranty or the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 or the Subsidiary Guaranty to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or of the Subsidiary Guaranty or the Notes unless such remuneration is concurrently paid, or security is concurrently granted, or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to any Obligor, any Subsidiary or any Affiliate of any Obligor (or to any other Person in connection with, or in anticipation of, an acquisition of, tender offer for, or merger with an Obligor) and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

17.3. Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 or the Subsidiary Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder, under the

Subsidiary Guaranty, or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes held by Obligors, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the then-outstanding aggregate principal amount of Notes approved or consented to any amendment, waiver or consent to be given under this Agreement, the Subsidiary Guaranty, or the Notes, or have directed the taking of any action provided herein, in the Subsidiary Guaranty or in the Notes to be taken upon the direction of the holders of a specified percentage of the then-outstanding aggregate principal amount of Notes, Notes directly or indirectly owned by any Obligor or any of its Subsidiaries shall be deemed not to be outstanding.

18. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by e-mail, (b) by facsimile, (c) by registered or certified mail with return receipt requested (postage prepaid), or (d) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Obligors, or to a Subsidiary Guarantor, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, electronic, digital, or other similar process or other similar process and you may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to you by or on behalf of any Obligor or any other Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by any Obligor or any other Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of any Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.

Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties acknowledge and agree that (i) any obligations of confidentiality contained herein and therein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the Notes (and any related transactions or arrangements), and (ii) each party (and each of its employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Notes and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011-4.

21. SUBSTITUTION OF PURCHASER.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22. RELEASE OF OBLIGOR OR SUBSIDIARY GUARANTOR.

(a) Release Due to Asset Disposition. Each holder of a Note fully releases and discharges, immediately and without any further act, any Obligor, other than the Company, from its obligations under this Agreement and the Notes, or any Subsidiary Guarantor from the Subsidiary Guaranty, if such Obligor or Subsidiary Guarantor ceases to be a Subsidiary as a result of an Asset Disposition permitted by Section 10.7, provided that, at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying that such Obligor or Subsidiary Guarantor is being so released pursuant to this Section 22(a) and setting forth the facts and calculations necessary to establish compliance with Section 10.7.

(b) Release Due to Release Under Loan Agreements. Each holder of a Note fully releases and discharges, immediately and without any further act, any Obligor, other than the Company, from its obligations under this Agreement and the Notes, or any Subsidiary Guarantor from the Subsidiary Guaranty at such time as the banks party to all Loan Agreements to which such Obligor or Subsidiary Guarantor is a party release and discharge such Subsidiary Guarantor from any Guaranties thereunder or as a borrower thereunder; provided that,

(i) no Default or Event of Default exists or will exist immediately following such release and discharge of such Obligor or Subsidiary Guarantor;

(ii) if any fee or other consideration is paid or given to any holder of Debt under any Loan Agreement in connection with such release and discharge of an Obligor or Subsidiary Guarantor, other than the repayment of all or a portion of such Debt under any applicable Loan Agreement, each holder of a Note receives equivalent consideration on a pro rata basis; and

(iii) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying (x) that such Obligor or Subsidiary Guarantor has been or is being released and discharged as guarantor or borrower under and in respect of all applicable Loan Agreements and (y) as to the matters set forth in clauses (i) and (ii).

23. MISCELLANEOUS.

23.1. Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.6, no Obligor may assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

23.2. Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2(a) that the Optional Prepayment Notice specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

23.3. Accounting Terms.

(a) All accounting terms used herein that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

(b) For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(c) Notwithstanding the foregoing, if the Company notifies the holders of Notes that, in the Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of a change in GAAP after the date of this Agreement, any covenant contained in Sections 10.1 through 10.5 and Section 10.7, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than as at the date of this Agreement, the Company shall negotiate in good faith with the holders of Notes to make any necessary adjustments to such covenant or defined term to provide the holders of the Notes with substantially the same protection as such covenant provided prior to the relevant change in GAAP. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, (i) the covenants contained in Sections 10.1 through 10.5 and Section 10.7, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined on the basis of GAAP in effect at the date of this Agreement and (ii) each set of financial statements delivered to holders of Notes pursuant to Section 7.1(a) or (b) during such time shall include detailed reconciliations reasonably satisfactory to the Required Holders as to the effect of such change in GAAP.

23.4. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.5. Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.6. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.7. Governing Law; Submission to Jurisdiction.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Each Obligor irrevocably submits to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Agreement or the Notes. Each Obligor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Obligor specified in or designated pursuant to this Agreement. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Obligor.

Remainder of page intentionally left blank.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Obligors.

Very truly yours,

PATTERSON COMPANIES, INC.

By:	/s/ Dennis W. Goedken
Name:	Dennis W. Goedken
Title:	Interim Chief Financial Officer, Treasurer, Controller and Assistant Secretary

PATTERSON DENTAL HOLDINGS, INC. PATTERSON DENTAL SUPPLY, INC. PATTERSON VETERINARY SUPPLY, INC.

By:	/s/ Dennis W. Goedken
Name:	Dennis W. Goedken
Title:	Vice President and Treasurer of Patterson Dental Holdings, Inc., Patterson Dental Supply, Inc., and Patterson Veterinary Supply, Inc.

PATTERSON MANAGEMENT, LP By: PATTERSON VETERINARY SUPPLY, INC., its General Partner

By:	/s/ Dennis W. Goedken
Name:	Dennis W. Goedken
Title:	Vice President and Treasurer

The foregoing is agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Clara Fagan
Name:	Clara Fagan
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: NYL Investors LLC, its Investment Manager

By:	/s/ Clara Fagan
Name:	Clara Fagan
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY

OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By: NYL Investors LLC, its Investment Manager

By:	/s/ Clara Fagan
Name:	Clara Fagan
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY

OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30D)

By: NYL Investors LLC, its Investment Manager

By:	/s/ Clara Fagan
Name:	Clara Fagan
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY

OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E)

By: NYL Investors LLC, its Investment Manager

By:	/s/ Clara Fagan
Name:	Clara Fagan
Title:	Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By: New York Life Insurance Company, its attorney-in-fact

By:	/s/ Clara Fagan
Name:	Clara Fagan
Title:	Corporate Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: Barings LLC, as Investment Adviser

By:	/s/ Andrew T. Kleeman
Name:	Andrew T. Kleeman
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Barings LLC, as Investment Adviser

By:	/s/ Andrew T. Kleeman
Name:	Andrew T. Kleeman
Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By: Barings LLC, as Investment Adviser

By:	/s/ Andrew T. Kleeman
Name:	Andrew T. Kleeman
Title:	Managing Director

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By: Nuveen Alternatives Advisors LLC, its Investment Manager

By:	/s/ Chris Miller
Name:	Chris Miller
Title:	Director

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By: American United Life Insurance Company

Its: Agent

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

New York Life Insurance Company	$33,100,000

Schedule A information is attached on the following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: post_howland@nylinvestors.com and clara_fagan@nylinvestors.com.

Schedule A

NEW YORK LIFE INSURANCE COMPANY

(Tax I.D. No. 13-5582869)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Provided to Company under separate cover

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance Company

NYL Locked 2.26.2015

2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

New York Life Insurance and Annuity Corporation	$23,300,000

Schedule A information is attached on the following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: post_howland@nylinvestors.com and clara_fagan@nylinvestors.com.

3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Tax I.D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Provided to Company under separate cover

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation

NYL Locked 2.26.2015

4

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)	$1,200,000

Schedule A information is attached on the following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: post_howland@nylinvestors.com and clara_fagan@nylinvestors.com.

5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

(Tax I.D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Provided to Company under separate cover

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

NYL Locked 2.26.2015

6

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30D)	$600,000

Schedule A information is attached on the following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: post_howland@nylinvestors.com and clara_fagan@nylinvestors.com.

7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30D)

(Tax I.D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Provided to Company under separate cover

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30D)

NYL Locked 2.26.2015

8

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E)	$600,000

Schedule A information is attached on the following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: post_howland@nylinvestors.com and clara_fagan@nylinvestors.com.

9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E)

(Tax I.D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Provided to Company under separate cover

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor Room 201
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E)

NYL Locked 2.26.2015

10

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee	$1,200,000

Schedule A information is attached on the following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: post_howland@nylinvestors.com and clara_fagan@nylinvestors.com.

11

The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July

1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance

Company (U.S.A), as Beneficiary, John Hancock Life Insurance Company of New York, as

Beneficiary, and The Bank of New York Mellon, as Trustee

(Note(s) to be registered in the name of “Hare & Co. LLC.”)

(Tax I.D. No. 136062916)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Provided to Company under separate cover

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

BNY Mellon

US Income

2 Hanson Place

Private placement Dept 10th floor

Brooklyn, NY 11217

with a copy sent electronically to:

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to Purisima.Teylan@bnymellon.com, malinda.gomba.pollack@bnymellon.com, and NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

12

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: Hare & Co. LLC.

(4)	Physical address for notes delivery.

Provided to Company under separate cover

NYL Locked 7.1.2015

13

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	$25,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices of payments and written confirmations of wire transfers:

The Lincoln National Life Insurance Company

c/o Barings LLC

1500 Main Street — Suite 2200

Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

(3)	All other communications:

The Lincoln National Life Insurance Company

c/o Barings LLC

1500 Main Street — Suite 2200

Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

(4)	Email Address for Electronic Delivery:

privateplacements@barings.com

kevin.patterson@barings.com

14

(5)	Address for delivery of Notes:

The Depository Trust Company

570 Washington Blvd — 5th Floor

Jersey City, NJ 07310

Attention — BNY Mellon/Branch Deposit Department

Ref: Custody A/C — 941547 (LFGPPST)

Name — LNL007 Lincoln National Life Ins Co Private Placement Pool Short

With a copy to:

Michelle.kearney@barings.com

Diane.murphy@barings.com

Lori.king@barings.com

Anthony.goodman@barings.com

(6)	Tax ID: Provided to Company under separate cover.

15

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$19,700,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

(2)	All notices of payments and written confirmations of wire transfers:

Massachusetts Mutual Life Insurance Company

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street — Suite 2200

PO Box 15189

Springfield, MA 01115

With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

16

(3)	All other communications:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street — Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

(4)	Email Address for Electronic Delivery:

privateplacements@barings.com

kevin.patterson@barings.com

(5)	Address for delivery of Notes:

Massachusetts Mutual Life Insurance Company

1295 State Street, MIP: E415

Springfield, MA 01111

Attention: Janelle Tarantino, Treasury Operations Securities Management

Telephone: 413-744-1885

E-mail: Jtarantino@massmutual.com

With a copy to:

Michelle.kearney@barings.com

Diane.murphy@barings.com

Lori.king@barings.com

Anthony.goodman@barings.com

(6)	Tax ID: Provided to Company under separate cover.

17

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

MASSMUTUAL ASIA LIMITED	$4,000,000

Register Notes in name of: Gerlach & Co.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

(2)	All notices of payments and written confirmations of wire transfers:

MassMutual Asia Limited

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to:

MassMutual Asia Limited

c/o Barings LLC

1500 Main Street — Suite 2200

PO Box 15189

Springfield, MA 01115

With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

(3)	All other communications:

MassMutual Asia Limited

c/o Barings LLC

1500 Main Street — Suite 2200

PO Box 15189

Springfield, MA 01115-5189

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With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

Send Corporate Action Notification to:

Citigroup Global Securities Services

Attn: Corporate Action Dept

3800 Citibank Center Tampa

Building B Floor 3

Tampa, FL 33610-9122

(4)	Email Address for Electronic Delivery:

privateplacements@barings.com

kevin.patterson@barings.com

(5)	Address for delivery of Notes:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY 10022

Acct. #849195

With a copy to:

Michelle.kearney@barings.com

Diane.murphy@barings.com

Lori.king@barings.com

Anthony.goodman@barings.com

(6)	Tax ID: Provided to Company under separate cover.

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SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$1,300,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

(2)	All notices of payments and written confirmations of wire transfers:

Massachusetts Mutual Life Insurance Company

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street — Suite 2200

PO Box 15189

Springfield, MA 01115

With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

(3)	All other communications:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street — Suite 2200

PO Box 15189

Springfield, MA 01115-5189

20

With notification to:

privateplacements@barings.com

kevin.patterson@barings.com

(4)	Email Address for Electronic Delivery:

privateplacements@barings.com

kevin.patterson@barings.com

(5)	Address for delivery of Notes:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY 10022

Acct. #240146

With a copy to:

Michelle.kearney@barings.com

Diane.murphy@barings.com

Lori.king@barings.com

Anthony.goodman@barings.com

(6)	Tax ID: Provided to Company under separate cover.

21

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	$25,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices of payments and written confirmations of wire transfers:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: (212) 916-5504

Email: jpiperato@tiaa.org or mwolfe@tiaa.org

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

And to:

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262

Attention: Global Private Markets

Telephone:	(704) 988-4349 (Ho Young Lee)
(704) 988-1000 (General Number)
Facsimile:	(704) 988-4916
Email:	hoyoung.lee@tiaainvestments.com and to
TIAAPrivatePlacements@tiaainvestments.com

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

22

(3)	All other communications:

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262

Attention: Global Private Markets

Telephone:	(704) 988-4349 (Ho Young Lee)
(704) 988-1000 (General Number)
Facsimile:	(704) 988-4916
Email:	hoyoung.lee@tiaainvestments.com and to
TIAAPrivatePlacements@tiaainvestments.com

(4)	Email Address for Electronic Delivery:

hoyoung.lee@tiaainvestments.com

TIAAPrivatePlacements@tiaainvestments.com

(5)	Address for delivery of Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #G07040

(6)	Tax ID: Provided to Company under separate cover.

23

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

AMERICAN UNITED LIFE INSURANCE COMPANY	$10,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.

(2)	All notices of payments and written confirmations of wire transfers:

American United Life Insurance Company

Attn: Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

(3)	All other communications:

American United Life Insurance Company

Attn: Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

(4)	Email Address for Electronic Delivery:

mike.bullock@oneamerica.com

(5)	Address for delivery of Notes:

The Depository Trust Company

Attn: BNY Mellon/Branch Deposit Dept.

Acct # 186683 American United Life Ins. Co.

570 Washington Blvd. — 5th Floor

Jersey City, NJ 07310

(6)	Tax ID: Provided to Company under separate cover.

24

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased

THE STATE LIFE INSURANCE COMPANY	$5,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.

(2)	All notices of payments and written confirmations of wire transfers:

American United Life Insurance Company

Attn: Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

(3)	All other communications:

American United Life Insurance Company

Attn: Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

(4)	Email Address for Electronic Delivery:

mike.bullock@oneamerica.com

(5)	Address for delivery of Notes:

The Depository Trust Company

Attn: BNY Mellon/Branch Deposit Dept.

Acct # 343761 State Life, c/o AUL

570 Washington Blvd. — 5th Floor

Jersey City, NJ 07310

(6)	Tax ID: Provided to Company under separate cover.

25

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. Unless the context clearly requires otherwise, any reference to an “Affiliate” is a reference to an Affiliate of the Company. Notwithstanding anything in the foregoing to the contrary, a Person that (i) would be an Affiliate of the Company solely by virtue of its ownership of voting or equity interests of the Company and (ii) is eligible pursuant to Rule 13d-1(b) under the Exchange Act to file a statement with the Securities and Exchange Commission on Schedule 13G, shall not be deemed to be an Affiliate.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Asset Disposition” means any Transfer except:

(a)	any

(i) Transfer from a Subsidiary to the Company or a Wholly Owned Subsidiary;

(ii) Transfer from the Company to a Wholly Owned Subsidiary; and

(iii) Transfer from the Company to a Subsidiary (other than a Wholly Owned Subsidiary) or from a Subsidiary to another Subsidiary (other than a Wholly Owned Subsidiary), which in either case is for fair market value, so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists;

(b)	any Transfer made in the ordinary course of business; or

(c) any Transfer by the Company or a Subsidiary pursuant to a Contract Purchase Facility or as part of a Permitted Receivables Securitization Transaction.

Schedule B

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in St. Paul, Minnesota or New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of a partnership, partnership interests (whether general or limited) (c) in the case of a limited liability company, membership interests and (d) any other interest or participation in a Person that confers on the holder the right to receive a share of the profits and losses of, or distributions of assets of, such Person.

“Cash Equivalent Investments” means (a) short-term obligations of, or fully guaranteed by, the United States of America, (b) commercial paper rated A-1 or better by Standard & Poor’s Financial Services, LLC, a subsidiary of S&P Global, and P or P-1 or better by Moody’s Investors Service, Inc., (c) demand deposit accounts maintained in the ordinary course of business, (d) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000, and (e) money market funds investing primarily in assets of the type described in clauses (a) and (b) of this definition; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

“Change of Control” means an event or series of events by which any person or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (such person or persons hereinafter referred to as an “Acquiring Person”) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the then outstanding Voting Stock of the Company.

“Change of Control Prepayment Certificate” is defined in Section 8.3(a).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Patterson Companies, Inc., a Minnesota corporation.

“Confidential Information” is defined in Section 20.

“Consolidated Adjusted EBITDA” means, for any period and for any Person, the sum of Consolidated EBIT for such period, plus consolidated depreciation and amortization for such period. If, during the period for which Consolidated Adjusted EBITDA of the Company is being calculated, the Company or any Subsidiary has (i) acquired sufficient Capital Stock of a Person to cause such Person to become a Subsidiary; (ii) acquired all or substantially all of the assets or operations, division or line of business of a person; or (iii) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other person), Consolidated Adjusted EBITDA shall be calculated after giving pro forma effect thereto as if all of such acquisitions and dispositions had occurred on the first day of such period.

“Consolidated Adjusted Net Income” means, for any period and for any Person, the Consolidated Net Income of such Person, provided that, if, during the period for which Consolidated Net Income of the Company is being calculated, the Company or any Subsidiary has (i) acquired sufficient Capital Stock of a Person to cause such Person to become a Subsidiary; (ii) acquired all or substantially all of the assets or operations, division or line of business of a Person; or (iii) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other Person), Consolidated Net Income shall be calculated after giving pro forma effect thereto as if all of such acquisitions and dispositions had occurred on the first day of such period.

“Consolidated Debt” means, as of any date, the outstanding Debt of the Company and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated EBIT” means, for any period, Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, and (ii) expense for federal, state, local and foreign income and franchise taxes paid or accrued, all calculated for such Person and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, for any period, the consolidated interest expense of the Company and its Subsidiaries for such period (including capitalized interest and the interest component of Capital Leases), determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, for any period and for any Person, the net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, excluding any non-cash charges, non-cash employee stock option expense and any gains that are unusual, non-recurring or extraordinary.

“Consolidated Total Assets” means, as of any date, the total assets of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Contract Purchase Facility” means (a) the Receivables Sale Agreement dated as of May 10, 2002, among the originators named therein and PDC Funding Company, LLC, as buyer, as amended by Amendment No. 1 thereto, dated as of May 9, 2003, as further amended by Amendment No. 2 thereto, dated as of October 7, 2004, and as further amended by Amendment No. 3 thereto, dated as of December 3, 2010, and the Third Amended and Restated Receivables Purchase Agreement dated as of December 3, 2010 among PDC Funding Company, LLC, the Company, the conduits party thereto, the financial institutions party thereto, the purchase agents party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch, as agent, as such agreements have been and may be amended, restated, extended or otherwise modified from time to time, (b) the Amended and Restated Contract Purchase Agreement, dated as of August 12, 2011 among the Company, PDC Funding Company II, LLC, the purchasers party thereto and Fifth Third Bank, as agent, as amended by that First Amendment thereto dated as of September 9, 2011, and the Amended and Restated Receivables Sale Agreement dated as of August 12, 2011 among the originators named therein and PDC Funding Company II, LLC, as buyer, as such agreements have been and may be amended, restated, extended or otherwise modified from time to time, and (c) any comparable additional or replacement facility made available to the Company or any Subsidiary, provided that such facilities: (i) provide for the sale by the Company or such Subsidiary of rights to payment arising under Customer Installment Contracts; (ii) provide for a purchase price in an amount that represents the reasonably equivalent value of the assets subject thereto (determined as of the date of such sale); (iii) evidence the intent of the parties that for accounting and all other purposes, such sale is to be treated as a sale by the Company or a Subsidiary, as the case may be, and a purchase by such institution(s) or special purpose entity (and not as a lending transaction); (iv) provide for the delivery of opinions of outside counsel to the effect that, under, applicable bankruptcy, insolvency and similar laws (subject to assumptions and qualifications customary for opinions of such type), such transaction will be treated as a true sale and not as a lending transaction and that the assets of any purchasing special purpose entity will not be consolidated with the assets of the selling entity, the Company or any Affiliate of the Company; (v) provide for the parties to such transaction to, and such parties do, treat such transaction as a sale for all other accounting purposes; and (vi) provide that such sale is without recourse to the Company or such Subsidiary, except to the extent of normal and customary conditions and rights of limited recourse that are consistent with the opinions referred to in clause (iv) and with the treatment of such sale as a true sale for accounting purposes.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Control Event” means the execution by the Company of a definitive written agreement that, when fully performed by the parties thereto, would result in a Change of Control.

“Controlled Entity” means (a) any of the Subsidiaries of the Obligors and any of their or the Obligors’ respective Controlled Affiliates and (b) if an Obligor has a parent company, such parent company and its Controlled Affiliates.

“Credit Agreement” means the Amended and Restated Credit Agreement dated as of January 27, 2017, among the Company, the lenders from time to time party thereto, the Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, Bank of America, N.A. as syndication agent, and JPMorgan Chase Bank, N.A., U.S. Bank National Association, Wells Fargo Bank, National Association, Fifth Third Bank, and Royal Bank of Canada, as co-documentation agents, as such agreement may be amended, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility.

“Customer Installment Contract” means a contract between the Company or any Subsidiary and a customer providing for the installment sale, licensing or secured financing of equipment, furnishings or computer software.

“Debt” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all of its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f) Swaps of such Person;

(g) any recourse liability of such Person under or in connection with a Contract Purchase Facility or Permitted Receivables Securitization Transaction; and

(h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

“Debt Prepayment Application” means, with respect to any Transfer of property, the application by the Company or a Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt other than Senior Debt owing to the Company, any Subsidiary or any of their respective Affiliates; provided that in the course of making such application the Company shall offer to prepay each outstanding Note at par, in accordance with Section 8.2(c), in a principal amount that equals the Ratable Portion of the holder of such Note in respect of such Transfer. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion of the holder of such Note in respect of such Transfer.

“Debt Prepayment Notice” is defined in Section 8.2(c)(i).

“Debt Prepayment Transfer” is defined in Section 8.2(c)(i).

“Debt to Adjusted EBITDA Ratio” means the ratio of (i) (a) Consolidated Debt (as of the end of any fiscal quarter of the Company) minus (b) unrestricted cash and Cash Equivalent Investments of the Company and its Subsidiaries at such time not in excess of $200,000,000, to (ii) Consolidated Adjusted EBITDA (for the Company’s most recently completed four fiscal quarters).

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest per annum that is the greater of (i) 2% above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase, N.A. in New York City is as its “base” or “prime” rate.

“Dental Holdings” is defined in the preamble.

“Disclosure Default” means a default by any Obligor or any other Subsidiary in the timely performance of or compliance with any term requiring the delivery of notice, a certificate, management letter, audit report or a financial report required in connection with any evidence of any Debt that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets or of any mortgage, indenture or other agreement relating thereto.

“Disposition Value” means, at any time, with respect to any property:

(a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company; and

(b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Obligors.

“Domestic Subsidiary” means any Subsidiary of a Person that is not a Foreign Subsidiary.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“Foreign Subsidiary” means any Subsidiary of a Person that is not organized under the laws of the United States or any state thereof (including the District of Columbia) and any Subsidiary of such Person regardless of where it is organized.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Incremental Interest” is defined in Section 1.2.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 in aggregate principal amount of the Notes at the time outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Loan Agreements” means, collectively, the Credit Agreement and any other credit, term loan, note purchase or similar agreement providing for loans or other extensions of credit, including the issuance and sale of senior notes, to the Company and one or more of its Subsidiaries and under or pursuant to which one or more of the Company’s Subsidiaries is a borrower, obligor or guarantor.

“Make-Whole Amount” is defined in Section 8.7.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of any Obligor to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary Guarantor to perform its obligation under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

“Material Domestic Subsidiary” means any Domestic Subsidiary, aside from any SPV, with Consolidated Adjusted Net Income of 15% or more of the Company’s Consolidated Adjusted Net Income, in each case for the four consecutive fiscal quarters most recently ended.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC Annual Statement” is defined in Section 6.2(a).

“Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to:

(a) the aggregate amount of the consideration (valued at the fair market value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

“Non-Obligor Subsidiary” is defined in Section 10.6(b).

“Notes” is defined in Section 1.1.

“Obligors” means the Company, PDSI, Dental Holdings, Patterson Veterinary and Patterson Management, and any other Subsidiary that assumes the obligations of an Obligor pursuant to Section 10.6(b).

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Optional Prepayment Notice” is defined in Section 8.2(a)

“Other Purchasers” is defined in Section 2.

“Patterson Management” is defined in the preamble.

“Patterson Veterinary” is defined in the preamble.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor.

“PDSI” is defined in the preamble.

“Permitted Receivables Securitization Transaction” means a transaction or series of transactions in which the Company or any Subsidiary sells receivables, other than those derived from Customer Installment Contracts, directly or indirectly to a special purpose entity, satisfying the following criteria: (i) such sale is pursuant to an agreement or agreements evidencing the intent of the parties that for accounting and all other purposes, such sale is to be treated as a sale by the Company or a Subsidiary, as the case may be, and a purchase by such special purpose entity (and not as a lending transaction); (ii) the agreement(s) referred to in clause (i) provide for the delivery of opinions of outside counsel to the effect that, under, applicable bankruptcy, insolvency and similar laws (subject to assumptions and qualifications customary for opinions of such type), such transaction will be treated as a true sale and not as a lending transaction and that the assets of any purchasing special purpose entity will not be consolidated with the assets of the selling entity, the Company or any Affiliate of the Company; (iii) the parties to such transaction shall treat such transaction as a sale for all other accounting purposes; (iv) the purchase price shall be an amount that represents the reasonably equivalent value of the receivables or other assets subject thereto (determined as of the date of such sale); (v) such sale shall be without recourse to the Company or such Subsidiary, except to the extent of normal and customary conditions that are consistent with the opinion referred to in clause (ii); and (vi) the aggregate principal amount outstanding in connection with all such transactions does not exceed $200,000,000 at any time.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Prepayment Offer” is defined in Section 8.2(c)(i).

“Priority Debt” means, as of any date, the sum (without duplication) of (a) outstanding unsecured Debt of Subsidiaries (other than Obligors) not otherwise permitted by Sections 10.5(a) through (e) and (b) Debt of the Company and its Subsidiaries secured by Liens not otherwise permitted by Sections 10.4(a) through (j).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property Reinvestment Application” means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or such Subsidiary to be used in the principal business of such Person as conducted immediately prior to such Transfer.

“Purchaser” means each purchaser listed in Schedule A.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Acquisition” means any acquisition of either or both the Capital Stock or assets of any Person or Persons (or any portion thereof), or the last to occur of a series of such acquisitions consummated within a period of six consecutive months, if the aggregate amount of Debt incurred by one or more of the Obligors and their Subsidiaries to finance the purchase price of, or assumed by one or more of them in connection with the acquisition of, such stock and property is at least $500,000,000.

“Ratable Portion” means, in respect of any holder of any Note and any Transfer contemplated by the definition of Debt Prepayment Application, an amount equal to the product of (x) the Net Proceeds Amount being applied to the payment of Senior Debt in connection with such Transfer multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note at the time of such Transfer and the denominator of which is the aggregate principal amount of Senior Debt of the Company and its Subsidiaries at the time of such Transfer determined on a consolidated basis in accordance with GAAP.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Debt” means (a) any Debt of any Obligor, other than any Debt that is in any manner subordinated in right of payment or security in any respect to the Notes, and (b) any Debt of any Subsidiary.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Source” is defined in Section 6.2.

“SPV” means any special purpose entity established for the purpose of purchasing receivables in connection with a Permitted Receivables Securitization Transaction or Contract Purchase Facility.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person directly or indirectly owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is directly or indirectly owned by such Person (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means any Subsidiary of the Company that executes and delivers, or becomes a party to, the Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 1.3.

“Subsidiary Stock” means, with respect to any Person, the capital stock (or any options or warrants to purchase stock, shares or other securities exchangeable for or convertible into stock or shares) of any Subsidiary of such Person.

“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

“Temporary Increase Period” is defined in Section 10.1.

“this Agreement” or “the Agreement” is defined in Section 17.3.

“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

“Transfer Prepayment Date” is defined in Section 8.2(c)(i).

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Voting Stock” means, with respect to any Person, any class of shares of stock or other equity interests of such Person having general voting power under ordinary circumstances to elect a majority of the board of directors or other managing entities, as appropriate, of such Person (irrespective of whether or not at the time stock of any other class or classes or other equity interests of such Person shall have or might have voting power by reason of the happening of any contingency).

“Weighted Average Life to Maturity” means when applied to any Debt at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Debt.

“Wholly Owned Subsidiary” means, at any time, any Subsidiary 100% of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned directly or indirectly by the Company at such time.

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

None.

Schedule 4.9

SCHEDULE 5.3

DISCLOSURE MATERIALS

The Company’s Current Report on Form 8-K filed May 1, 2017

The Company’s Current Report on Form 8-K filed May 25, 2017

The Company’s Current Report on Form 8-K filed June 1, 2017

The Company’s Current Report on Form 8-K filed June 6, 2017

The Company’s Current Report on Form 8-K filed June 21, 2017

The Company’s Current Report on Form 8-K filed July 12, 2017

The Company’s Current Report on Form 8-K filed August 24, 2017

The Company’s Current Report on Form 8-K filed September 21, 2017

The Company’s Current Report on Form 8-K filed October 24, 2017

The Company’s Current Report on Form 8-K filed November 21, 2017

The Company’s Current Report on Form 8-K filed December 19, 2017

The Company’s Current Report on Form 8-K filed January 9, 2018

The Company’s Current Report on Form 8-K filed March 1, 2018

The Company’s Current Report on Form 8-K filed March 14, 2018

Schedule 5.3

SCHEDULE 5.4

SUBSIDIARIES AND AFFILIATES

A. Subsidiaries of Patterson Companies, Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
Animal Health International, Inc.	Colorado	100%
Patterson Dental Holdings, Inc.	Minnesota	100%
PDC Funding Company, LLC	Minnesota	100%
PDC Funding Company II, LLC	Minnesota	100%
PDCO Holdco (Canada), Inc.	Canada	100%
Patterson Veterinary Supply, Inc.	Minnesota	100%
Patterson (PDCO) Holdings UK Limited	England and Wales	100%

B. Subsidiaries of Animal Health International, Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
Advanced Veterinary Services, LLC	Colorado	100%
Aspen Veterinary Resources, Ltd.	Colorado	100%
Hawaii Mega-Cor., Inc.	Hawaii	100%
IAH Properties, LLC	Colorado	100%
Indiana Animal Health, LLC	Colorado	100%
Turnkey Computer Systems, LLC	Texas	100%

C. Subsidiaries of Advanced Veterinary Resources, Ltd.

NAME	JURISDICTION	PERCENTAGE OWNED
AVS West, Inc.	California	100%

D. Subsidiaries of Patterson Dental Holdings, Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
Patterson Dental Supply, Inc.	Minnesota	100%
Direct Dental Supply Co.	Nevada	100%

Schedule 5.4

E. Subsidiaries of Patterson Dental Supply, Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
Patterson Office Supplies, Inc.	Minnesota	100%
Patterson Technology Center, Inc.	Minnesota	100%
Patterson Logistics Services, Inc.	Minnesota	100%
Dolphin Imaging Systems, LLC	Delaware	100%
Dolphin Practice Management, LLC	Delaware	100%

F. Subsidiaries of PDCO Holdco (Canada) Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
Patterson Dental Canada, Inc.	Canada	100%
Kane Veterinary Supplies, Ltd.	Canada	100%

G. Subsidiaries of Patterson Dental Canada, Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
PCI Limited I, LLC	Delaware	100%
PCI Limited II, LLC	Delaware	100%

H. Subsidiaries of Patterson (PDCO) Holdings UK Limited

NAME	JURISDICTION	PERCENTAGE OWNED
National Veterinary Services Limited	England and Wales	100%

I. Other

NAME	JURISDICTION	PERCENTAGE OWNED
Patterson Management, LP	Minnesota	99% Patterson Veterinary Supply, Inc. 1% Patterson Dental Supply, Inc.

PCI Two Limited Partnership	England	0.01% PCI Limited I, LLC 99.99% PCI Limited II, LLC

Schedule 5.4

A. Affiliates of Animal Health International, Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
AgStrata, LLC	Delaware	46.5% — Animal Health 46.5% — MWI 7.0% — Third Party

Animalytix LLC (Product Dev & Distribution)	Delaware	18.34% — Animal Health 16.67% — PVSI 65.00% — Third Parties

Clipper Distribution Company, LLC (Distribution)	Missouri	45% — Animal Health 55% — Third Parties

D&H Airways LLC (Aircraft Services)	Colorado	40% — Animal Health 60% — Third Parties

EXL Laboratories, LLC (Dairy Chemicals)	Delaware	50% — Animal Health 50% — Hypred & TIMAB, Inc.

Subsidiary of EXL Laboratories AN-FO Pacifica, LLC	California	100% — EXL Laboratories

Sparhawk Laboratories, Inc. (Pharmaceutical Manufacturing)	Kansas	25% — Animal Health 75% — Third Parties

VetBridge Animal Health, LLC (Product Dev & Distribution)	Missouri	18% — Animal Health 18% — Patterson Mgmt LP 64% — Third Parties

Subsidiary of VetBridge Animal Health VetBridge Product Development I (NM, OMP). LLC	Missouri	11.5% — Animal Health 11.5% —Patterson Mgmt LP 27.0% —VetBridge AH Members 50.0% —VetBridge Animal Health

Vets Plus, Inc. (Product Dev & Distribution)	Wisconsin	25% — Animal Health 75% — Rajiv Lall

WML, LLC (Product Dev & Distribution)	Delaware	50% — Animal Health 50% — MWI

Modern Pork Partnerships, LLC	Delaware	33% — Animal Health 33% — Carthage Vet Svc, LLC 33% — The Maschhoffs, LLC

Schedule 5.4

B. Affiliates of PDCO Holdco (Canada) Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
Vet Success Inc.	Canada	40% —PDCO Holdco (Canada) 60% — Martin Traub-Werner

C. Affiliates of Patterson Management, LP

NAME	JURISDICTION	PERCENTAGE OWNED
VetBridge Animal Health, LLC (Product Dev & Distribution)	Missouri	18% —Patterson Mgmt LP 18% — Animal Health 64% — Third Parties

Subsidiary of VetBridge Animal Health VetBridge Product Development I (NM, OMP). LLC	Missouri	11.5% —Patterson Mgmt LP 11.5% — Animal Health 27.0% —VetBridge AH Members 50.0% —VetBridge Animal Health

D. Affiliates of Patterson Veterinary Supply, Inc.

NAME	JURISDICTION	PERCENTAGE OWNED
Animalytix LLC (Product Dev & Distribution)	Delaware	16.67% — PVSI 18.34% —Animal Health 65.00% — Third Parties

VetSource (Strategic Pharmaceutical Solutions, Inc. d/b/a VetSource)	Oregon	26.10% — PVSI 73.90% — Third Parties

Schedule 5.4

Patterson Companies, Inc.

DIRECTORS

Alex N. Blanco	John D. Buck, Chairman of the Board
Jody H. Feragen	Robert C. Frenzel
Ellen A. Rudnick	Neil A. Schrimsher
Mark S. Walchirk	Les C. Vinney
James W. Wiltz

OFFICERS

Mark S. Walchirk	President and Chief Executive Officer
Dennis W. Goedken	Interim Chief Financial Officer, Treasurer, Controller and Assistant Secretary
Les B. Korsh	Vice President, General Counsel and Secretary
David M. Lardy	Chief Information Officer
Todd C. Marshall	Chief Marketing and Digital Officer
John M. Wright	VP Investor Relations
Michelle M. Bragg	Assistant Treasurer – Tax
Karsten R. Williams	Assistant Treasurer and Assistant Secretary

5.4(d). Restrictive Agreements on payment of dividends or distributions of profits by Subsidiaries:

Amended and Restated Credit Agreement dated as of January 27, 2017 by and among Patterson Companies, Inc., as Borrower, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and the other lenders party thereto.

Schedule 5.4

SCHEDULE 5.5

FINANCIAL STATEMENTS

The Company has delivered the financial statements included in each of the reports listed below:

The Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2013

The Company’s Annual Report on Form 10-K for the fiscal year ended April 26, 2014

The Company’s Annual Report on Form 10-K for the fiscal year ended April 25, 2015

The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2016

The Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2017

The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 29, 2017

The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 28, 2017

The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 27, 2018

Schedule 5.5

SCHEDULE 5.8

LITIGATION

None.

Schedule 5.8

SCHEDULE 5.11

LICENSES, PERMITS, ETC.

None.

Schedule 5.11

SCHEDULE 5.14

USE OF PROCEEDS

To refinance or pay amounts outstanding under the Note Purchase Agreement dated as of March 19, 2008 listed as item #3 on Schedule 5.15 and for general corporate purposes.

Schedule 5.14

SCHEDULE 5.15

EXISTING DEBT

(a) Existing Debt, as at March 1, 2018

1.	$250,000,000 in Senior Notes issued under the Note Purchase Agreement dated as of March 23, 2015

2.	$325,000,000 in Senior Notes issued under the Note Purchase Agreement dated as of December 8, 2011

3.	$150,000,000 in Senior Notes issued under the Note Purchase Agreement dated as of March 19, 2008

4.	$525,321,250 outstanding under the Amended and Restated Credit Agreement dated as of January 27, 2017 by and among Patterson Companies, Inc., as Borrower, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and the other lenders party thereto

5.	$82,305,337 outstanding under the Amended and Restated Contact Purchase Agreement dated as of August 12, 2011 by and among PDC Funding Company II, LLC, Patterson Companies, Inc. and Fifth Third Bank

6.	$369,806,890 outstanding under the Third Amended and Restated Receivables Purchase Agreement dated as of December 3, 2010 by and among The Bank of Tokyo-Mitsubishi, UFJ, Ltd., Victory Receivables Corporation, PDC Funding Company, LLC, Patterson Companies, Inc., Royal Bank of Canada and Thunder Bay Funding LLC

(b) Future Liens

None.

Schedule 5.15

SCHEDULE 10.4

EXISTING LIENS

None.

Schedule 10.4

SCHEDULE 10.5

SUBSIDIARY DEBT

None.

Schedule 10.5

EXHIBIT 1.1

[FORM OF SENIOR NOTE]

PATTERSON COMPANIES, INC.

PATTERSON DENTAL HOLDINGS, INC.

PATTERSON DENTAL SUPPLY, INC.

PATTERSON VETERINARY SUPPLY, INC.

PATTERSON MANAGEMENT, LP

3.79% SENIOR NOTE, DUE MARCH 30, 2028

No. R-[ ]	[ ]
$[ ]	PPN: 70344# AA2

FOR VALUE RECEIVED, the undersigned, PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), PATTERSON VETERINARY SUPPLY, INC., a Minnesota corporation (“Patterson Veterinary”), and PATTERSON MANAGEMENT, LP, a Minnesota limited partnership (“Patterson Management” and, collectively with the Company, Dental Holdings, PDSI and Patterson Veterinary, the “Obligors”), jointly and severally, promise to pay to [            ], or registered assigns, the principal sum of $[            ] on March 30, 2028, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.79% per annum from the date hereof, payable semiannually, on March 30 and September 30, in each year, commencing with the September 30 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 5.79% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., or its successor, from time to time in New York City as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is a Senior Note (herein called the “Note”) and is issued pursuant to a Note Purchase Agreement dated as of March 29, 2018 (as from time to time amended, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.

Exhibit 1.1

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Exhibit 1.1

This Note shall be construed and enforced in accordance with, and the rights of the Obligors and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PATTERSON COMPANIES, INC.

By:
Name:	Dennis W. Goedken
Title:	Interim Chief Financial Officer, Treasurer, Controller and Assistant Secretary

PATTERSON DENTAL HOLDINGS, INC. PATTERSON DENTAL SUPPLY, INC. PATTERSON VETERINARY SUPPLY, INC.

By:
Name:	Dennis W. Goedken
Title:	Vice President and Treasurer of Patterson Dental Holdings, Inc., Patterson Dental Supply, Inc., and Patterson Veterinary Supply, Inc.

PATTERSON MANAGEMENT, LP By: PATTERSON VETERINARY SUPPLY, INC., its General Partner

By:
Name:	Dennis W. Goedken
Title:	Vice President and Treasurer

Exhibit 1.1

EXHIBIT 1.3

[FORM OF SUBSIDIARY GUARANTY]

THIS GUARANTY (this “Guaranty”) dated as of March 29, 2018 is made by the undersigned (each, a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), PATTERSON VETERINARY SUPPLY, INC., a Minnesota corporation (“Patterson Veterinary”), and PATTERSON MANAGEMENT, LP, a Minnesota limited partnership (“Patterson Management” and, collectively with the Company, Dental Holdings, PDSI and Patterson Veterinary, the “Obligors”), jointly and severally, and the initial Holders entered into a Note Purchase Agreement dated as of March 29, 2018 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Note Purchase Agreement”);

WHEREAS, the Note Purchase Agreement provides for the issuance by the Obligors of $150,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement);

WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding capital stock of the Guarantor;

WHEREAS, it is a requirement under the Note Purchase Agreement that the Guarantor shall execute and deliver this Guaranty to the Holders and the Guarantor will derive substantial benefit from the transaction requiring execution and delivery of this Guaranty; and

WHEREAS, the Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

SECTION 2. Guaranty. Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Obligors of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional

Exhibit 1.3

prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Obligors under the Note Documents, and all other monetary obligations of the Obligors thereunder (including any attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”). This Guaranty is a guaranty of payment and not just of collectability and is in no way conditioned or contingent upon any attempt to collect from the Obligors or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Obligors shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Obligors. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

SECTION 3. Guarantor’s Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Obligors or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Obligors shall have any knowledge or notice thereof), including:

(a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

(b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

(c) any failure, omission or delay on the part of the Obligors to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

Exhibit 1.3

(d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Obligors, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

(e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

(f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Obligors, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

(h) any merger or consolidation of the Obligors or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Obligors or any Guarantor to any other person;

(i) any change in the ownership of any shares of capital stock of the Obligors or any change in the corporate relationship between the Obligors and any Guarantor, or any termination of such relationship;

(j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

(k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

Exhibit 1.3

Notwithstanding any other provision contained in this Guaranty, each Guarantor’s liability with respect to the principal amount of the Notes shall be no greater than the liability of the Obligors with respect thereto.

SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Obligors of any breach or default by such Obligors with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Obligors or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.

SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Obligors or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Obligors which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Obligors to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms

Exhibit 1.3

of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligors or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Obligors or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Obligors or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full.

SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

(a) such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b) such Guarantor has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

(c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

Exhibit 1.3

(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

(f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

(g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter, by-laws, or other organizational documents of such Guarantor or of any securities issued by such Guarantor; and

(h) after giving effect to the transactions contemplated herein, (i) the present value of the assets of such Guarantor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) such Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of such Guarantor is not an unreasonably small capital, and (iv) such Guarantor is able to pay its debts as they mature.

SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by e-mail or facsimile or mailed by first-class mail, postage prepaid, addressed (a) if to the Obligors or any Holder at the address set forth in, the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. Each Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to the

Exhibit 1.3

Note Purchase Agreement. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Obligor.

SECTION 13. Miscellaneous. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders. The section and paragraph headings in this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Exhibit 1.3

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

ANIMAL HEALTH INTERNATIONAL, INC.

By:
Name:	Dennis W. Goedken
Title:	Vice President and Chief Financial Officer

Exhibit 1.3

FORM OF JOINDER TO SUBSIDIARY GUARANTY

The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of March 29, 2018 from the Guarantors named therein in favor of the Holders, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:

(a) the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b) the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty (“Joinder”) and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;

(c) the Joinder and the Subsidiary Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) the execution, delivery and performance of this Joinder and the Subsidiary Guaranty will not violate any provision of any requirement of law or material contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Joinder and the Subsidiary Guaranty;

(f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or thereby or (ii) that could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of the Guarantor and its subsidiaries taken as a whole;

(g) the execution, delivery and performance of this Joinder and the Subsidiary Guaranty will not violate any provision of any order, judgment, writ, award or decree of

Exhibit 1.3

any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter, by-laws, or other organizational documents of the Guarantor or of any securities issued by the Guarantor; and

(h) after giving effect to the transactions contemplated herein, (i) the present value of the assets of the Guarantor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) the Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of the Guarantor is not an unreasonably small capital, and (iv) the Guarantor is able to pay its debts as they mature.

Capitalized terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of                 ,             .

[Name of Guarantor]

By:
Name:
Title:

Exhibit 1.3

EXHIBIT 4.4(a)

FORM OF OPINIONS OF COUNSEL

TO THE OBLIGORS AND SUBSIDIARY GUARANTOR

The opinions of Briggs and Morgan, P.A., Les Korsh, Esq. and Hogan Lovells US LLP, counsel to the Obligors and the Subsidiary Guarantor, shall be to the effect that:

1. Each Obligor, each Subsidiary Guarantor, and each other Subsidiary organized under the laws of the United States or any state thereof (including the District of Columbia) is a corporation or limited partnership validly existing and in good standing under the laws of its jurisdiction of organization, and each has all requisite corporate or partnership power and authority to own and operate its properties, to carry on its business as now conducted, and, in the case of each Obligor, to enter into and perform the Agreement and to issue and sell the Notes, and, in the case of each Subsidiary Guarantor, to execute, deliver, and perform the Subsidiary Guaranty.

2. The Agreement and the Notes have been duly authorized by proper corporate action on the part of each Obligor, have been duly executed and delivered by an authorized officer of each Obligor and constitute the legal, valid and binding agreements of each Obligor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

3. The Subsidiary Guaranty has been duly authorized by proper action on the part of each Subsidiary Guarantor, has been duly executed and delivered by an authorized officer of each Subsidiary Guarantor, and is the legal, valid, and binding agreement of the Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

4. A Minnesota court, or a Federal court sitting in Minnesota, would honor the choice of New York law to govern the Agreement and the Notes.

5. The offer, sale and delivery of the Notes and the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

6. No authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by each Obligor of the Note Purchase Agreement, the offer, issuance and sale by each Obligor of the Notes, or the execution, delivery, and consummation by each Subsidiary Guarantor of the Subsidiary Guaranty.

Exhibit 4.4(a)

7. The issuance and sale of the Notes by each Obligor, and the execution, delivery and performance by each Obligor of the terms and conditions of the Notes and the Agreement do not result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of any Obligor or any other Subsidiary pursuant to the provisions of (i) the certificate or articles of incorporation or bylaws, or other organizational documents of any Obligor or any other Subsidiary, (ii) the Credit Agreement or any other loan or receivables purchase or sale agreement to which any Obligor or any other Subsidiary is a party or by which any of them or their property is bound, (iii) any other agreement or instrument to which any Obligor or any other Subsidiary is a party or by which any of them or their property is bound that is filed (or incorporated by reference) as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2017 or any other report or registration statement subsequently filed by the Company with the Securities and Exchange Commission, (iv) any law (including usury laws) or regulation applicable to any Obligor, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to any Obligor.

8. The execution, delivery and performance by each Subsidiary Guarantor of the terms and conditions of each Subsidiary Guaranty do not result in a breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of each Subsidiary Guarantor pursuant to the provisions of (i) the certificate or articles of incorporation or bylaws, or other organizational documents of such Subsidiary Guarantor, (ii) the Credit Agreement or any other loan or receivables purchase or sale agreement to which such Subsidiary Guarantor is a party or by which it or its property is bound, (iii) any other agreement or instrument to which such Subsidiary Guarantor is a party or by which it or its property is bound that is filed (or incorporated by reference) as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2017 or any other report or registration statement subsequently filed by the Company with the Securities and Exchange Commission, (iv) any law (including usury laws) or regulation applicable to such Subsidiary Guarantor, (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to such Subsidiary Guarantor.

9. Except as disclosed in Schedule 5.8 to the Note Purchase Agreement, to such counsel’s knowledge there are no actions, suits or proceedings pending, or threatened against the Company or any Subsidiary, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.

10. Neither the Company nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

11. The issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

The opinions of Briggs and Morgan, P.A., Les Korsh, Esq. and Hogan Lovells US LLP shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinions are based, such counsel shall be

2

Exhibit 4.4(a)

entitled to rely on appropriate certificates of public officials and officers of the Obligors and the Subsidiary Guarantor. With respect to matters governed by the laws of any jurisdiction other than the United States of America and the State of Minnesota, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable. For purposes of their opinion as to enforceability in Section 2 and as to no conflicts with laws in Section 6(iv), such counsel may assume that Minnesota law governs the Note Purchase Agreement and the Notes. Such opinions shall state that subsequent transferees and assignees of the Notes may rely thereon.

3

Exhibit 4.4(a)

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

The opinion of Foley & Lardner LLP, special counsel to the Purchasers, shall be to the effect that:

1. The Agreement and the Notes have been duly authorized, executed and delivered by and constitute the legal, valid and binding agreements of each Obligor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

2. The Subsidiary Guaranty is enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

3. Based on the representations set forth in the Agreement, the offer, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

4. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Notes.

For purposes of its opinions in paragraphs 1 and 2 as to authorization, execution and delivery, Foley & Lardner LLP may rely on the opinions of Briggs and Morgan, P.A., Les Korsh, Esq. and Hogan Lovells US LLP delivered to you pursuant to the Agreement. The opinion of Foley & Lardner LLP shall state that such opinions are satisfactory in form and scope to it, and that, in its opinion, the Purchasers and it are justified in relying thereon. The opinion shall state that subsequent transferees and assignees of the Notes may rely thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

Exhibit 4.4(b)